DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2007

Effective on or about December 12, 2011, the following subaccount name change will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica WMC Diversified Growth VP	TA WMC Diversified Growth

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Any references in the Prospectus to the subaccount are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage® Variable Annuity dated May 1, 2007